Exhibit 99.1

Riot Requisitions Special Meeting of Bitfarms Shareholders and Nominates Three Highly Qualified, Independent Directors to Bring Urgently Needed Change to Bitfarms Board

New Independent Directors Are Necessary to Fix Bitfarms’ Broken Corporate Governance and to Oversee a Fair Strategic Alternatives Process

Riot Urges the Bitfarms Board to Ensure Shareholders Are Heard by Holding the Special Meeting Without Delay

Riot Withdraws Previous Proposal to Acquire Bitfarms for US$2.30 Per Share; Stands Ready to Engage with Reconstituted Bitfarms Board Regarding a Potential Transaction

CASTLE ROCK, Colo., June 24, 2024 – Riot Platforms, Inc. (NASDAQ: RIOT) (“Riot”) today announced that it has requisitioned a special meeting of Bitfarms Ltd. (NASDAQ: BITF) (“Bitfarms” or the “Company”) shareholders (the “Special Meeting”) to reconstitute the Bitfarms Board of Directors (the “Bitfarms Board”). Riot currently owns approximately 14.9% of Bitfarms, making it Bitfarms’ largest shareholder.

The Special Meeting will give Bitfarms shareholders the opportunity to vote on the removal of Bitfarms Chairman and Interim CEO Nicolas Bonta and director Andrés Finkielsztain (or their replacements), and any individual who fills the current vacancy created by the resignation of co-founder Emiliano Grodzki, who was voted off the Bitfarms Board at the Company’s most recent Annual General and Special Meeting of Shareholders. Riot believes that Messrs. Bonta and Finkielsztain bear direct responsibility for the Bitfarms Board’s poor corporate governance practices and consistent inability to realize Bitfarms’ full potential. Riot will also seek to remove any additional director appointed by the Bitfarms Board after the date of this press release.

To replace these individuals, Riot has nominated three exceptional candidates: John Delaney, Amy Freedman and Ralph Goehring (the “Nominees”). Each of the Nominees is independent of Riot and Bitfarms and is ideally qualified to help restore shareholders’ confidence in the Bitfarms Board. Together, the Nominees will bring needed independence and corporate governance credentials to the Bitfarms Board, as well as relevant experience overseeing significant corporate transactions and serving in executive management and public company director roles.

The bottom line is this: over the course of more than a year of attempting to engage constructively with the Bitfarms Board regarding a potential combination of Bitfarms and Riot, it has become evident to Riot that good faith negotiations simply will not be possible until there is real change in the Bitfarms boardroom. The culture of the current Bitfarms Board is founder-driven, and Riot believes it prioritizes the interests of individual directors over what is best for Bitfarms and its shareholders. The strategic review initiated by the Bitfarms Board was a reaction to the public pressure Riot has placed on the Bitfarms Board and does not address the core issue: until Bitfarms shareholders can truly have their voices heard and fresh perspectives are considered, the fundamental and deep-seated problems that have plagued the Company will continue.

Why Board Change Is Needed Now at Bitfarms

Shareholders should consider the following:

•	Bitfarms once again botched its CEO succession process – Bitfarms announced in March that it planned to seek a replacement for its CEO and President at the time, Geoffrey Morphy, but that he would lead Bitfarms until a replacement could be identified. Then, on May 13, Bitfarms abruptly announced Mr. Morphy had been terminated immediately after he filed a $27 million lawsuit against Bitfarms. The sudden termination of the Bitfarms CEO without a transition plan in place at a crucial period of execution for Bitfarms and the industry, as well as the lawsuit allegations – which, if accurate, raise serious questions about whether certain directors are committed to acting in the best interests of all Bitfarms shareholders – represent a dangerous failure of leadership by the current Bitfarms Board.

This was not an isolated occurrence: Mr. Morphy was the fourth Bitfarms CEO in five years. The ability to effectively identify, recruit and oversee a CEO is a fundamental duty of a board, and is essential to a well-functioning company’s performance. The persistent and inarguable inability of the Bitfarms Board to adequately manage CEO succession is a clear indication that change is needed, and, as longtime directors, Messrs. Bonta and Finkielsztain bear direct responsibility.

•	Bitfarms’ Board has been unwilling to engage constructively with Riot – Following approximately 13 months of attempting to meaningfully engage with Bitfarms regarding a potential combination of Bitfarms and Riot, Riot delivered a private acquisition proposal to the Bitfarms Board on April 22, 2024. After providing no constructive response, despite repeated follow up by Riot, the Bitfarms Board demanded that Riot sign a confidentiality agreement that included an excessive and off-market standstill of more than three years and, soon after, advised that the offer was too low, without any guidance as to what terms it would consider acceptable, or any other commentary.

Since then, Riot has made multiple attempts to work constructively with Bitfarms toward a mutually beneficial combination – including sending several private letters to the Bitfarms Board proposing paths forward. Instead of engaging in good faith, Bitfarms has responded by implementing a shareholder rights plan – or “poison pill” – with a 15% trigger that is well below the customary 20% threshold. The 15% trigger is in direct conflict with established legal and governance standards, including those published by leading proxy advisory firms Institutional Shareholder Services Inc. and Glass, Lewis & Co. Bitfarms’ poison pill sets a dangerous precedent for Canadian boards seeking to protect their positions at the expense of shareholders, and Riot will be applying to the Ontario Capital Markets Tribunal to cease-trade the poison pill.

Bitfarms has also made unwarranted and highly negative attacks against Riot and sought to falsely call into question Riot’s intentions and objectives. Even after the adoption of the off-market poison pill, Riot offered the Bitfarms Board an opportunity to avoid the Special Meeting by jointly refreshing the Bitfarms Board. Bitfarms rejected this olive branch. This pattern of behavior reinforces the entrenched mentality of the current Bitfarms Board and its unwillingness to act in the best interests of all Bitfarms shareholders.

•	Bitfarms shareholders have lost confidence in their Board – At Bitfarms’ Annual General and Special Meeting of Shareholders held on May 31, 2024, Bitfarms shareholders voted by a significant margin not to re-elect director and co-founder Emiliano Grodzki to the Bitfarms Board. Further, since Riot made its proposal public on May 28, Riot has been contacted by numerous Bitfarms shareholders who have conveyed support for fully exploring a combination between Riot and Bitfarms. These shareholders have also expressed a lack of confidence in the ability of the current Bitfarms Board to properly oversee a strategic alternatives process, successfully set and guide Bitfarms’ priorities moving forward and, ultimately, act in the best interests of Bitfarms and all of its shareholders.

Riot is asking that Bitfarms let the views of its shareholders be heard. Based on the response to Riot’s public statements on Bitfarms, Riot is confident it is not alone in believing that Bitfarms’ corporate governance is broken, and that the status quo cannot be allowed to continue.

Riot’s Director Nominees Are Independent, Highly Qualified and Ready to Serve

It is clear that directors with fresh perspectives are needed to address the issues in the Bitfarms boardroom. Riot is proposing three highly qualified individuals, each of whom is completely independent of Riot and Bitfarms. None of these nominees is receiving any compensation or other financial benefit from Riot or any of Riot’s advisors, either directly or indirectly, related to Riot’s requisition of the Special Meeting or in connection with serving as a nominee or director of Bitfarms. Together, they will bring much needed corporate governance oversight, transaction experience and business expertise to the Bitfarms Board:

•	John Delaney, a government and public affairs expert with experience in the public and private sectors who currently serves as President of Flagler College, Of Counsel at government relations firm The Fiorentino Group and Of Counsel at law firm Rogers Towers P.A. Previously, he served in numerous political roles, including as the Mayor of Jacksonville – the 12th largest city by population in the United States. John currently serves as a director on the board of privately-held Main Street America Insurance (formerly The Main Street America Group), and previously was on the boards of Jacksonville Bancorp, Inc. (formerly Nasdaq: JAXB) and Florida Rock Industries, Inc. (formerly NYSE: FRK) – both of which were successfully acquired. John will bring decades of public policy and government relations knowledge, which is critical to the Bitcoin mining industry going forward, as well as crucial hands-on experience overseeing successful sale processes as a public company director.

•	Amy Freedman, a corporate governance and public capital markets expert with over 25 years of experience. She is currently an advisor to Ewing Morris and Co. Investment Partners and to Longacre Square Partners. Prior to serving as an advisor to Ewing Morris, Ms. Freedman was a Partner and Head of Engagement Fund Investing at Ewing Morris. Previously, she was CEO of Kingsdale Advisors, a leading shareholder services and advisory firm, and spent over 15 years in capital markets as an investment banker with global firms including Stifel Financial Corp. (NYSE: SF) and Morgan Stanley (NYSE: MS). Ms. Freedman is currently a director on the boards of Mandalay Resources Corporation (TSX: MND, OTCQB: MNDJF), Irish Residential Properties REIT plc (ISE: IRES) and American Hotel Income Properties REIT (TSX: HOT.UN, HOT.U). Ms. Freedman is also currently a director of Canaccord Genuity (TSX: CF), but her tenure on the board of Canaccord Genuity will end on August 9, 2024, as she is not standing for re-election. She formerly served on the board of Park Lawn Corporation (TSX: PLC, PLC.U). Amy will bring decades of experience helping boards improve corporate governance and evaluate complex M&A transactions and possesses a unique perspective from having served as both a public company advisor and director.

•	Ralph Goehring, a financial and energy expert with extensive experience serving as a public company CFO. Ralph is currently a Business Consultant to Global Clean Energy Holdings, Inc. (OTCQB: GCEH), where he previously served as CFO, and is also the founder and CEO of SandDollar Financial, LLC, an accounting firm that provides outsourced accounting and CFO services. Formerly, he was the CFO of both Bonanza Creek Energy, Inc. and Berry Petroleum Company. Ralph is currently President and CEO, and a board member, of privately-held Black Horse Resources, and previously served on the board of Strathmore Minerals Corp. (formerly TSX: STM), which was successfully sold. Ralph will bring relevant energy industry and executive leadership experience, as well as extensive public company financial, accounting and tax expertise – which is integral to any potential M&A process.

Together, these three individuals possess the right fit-for-purpose skillsets and experience to be able to objectively help oversee the strategic alternatives process at Bitfarms – as well as to help guide Bitfarms forward if the Bitfarms Board ultimately determines that is the optimal direction for all Bitfarms shareholders.

Next Steps

The Bitfarms Board should demonstrate respect for the rights of its shareholders by holding the Special Meeting without delay. Any gamesmanship or tactics to avoid calling the Special Meeting as soon as possible will only be further evidence of entrenchment and a disregard for the will of Bitfarms’ shareholders.

Riot continues to believe that a combination of Bitfarms and Riot will create the premier and largest publicly listed Bitcoin miner globally, with geographically diversified operations well-positioned for long-term growth. Riot remains completely committed to pursuing a transaction with Bitfarms. However, it is clear that engaging with the incumbent Bitfarms Board on a potential combination is just not possible. As a result, Riot has informed the Bitfarms Board that it has formally withdrawn its previous proposal to acquire all Bitfarms common shares at a price of US$2.30 per share and stands ready to engage and negotiate with a reconstituted Bitfarms Board to pursue a mutually beneficial combination of Bitfarms and Riot.

Canadian Early Warning Disclosure

Riot includes the following disclosure pursuant to Part 3 of Canadian National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues and Part 5 of Canadian National Instrument 62-104 – Take-Over Bids and Issuer Bids in respect of Bitfarms.

Riot’s early warning report dated June 13, 2024 disclosed that Riot beneficially owned 57,627,036 common shares in Bitfarms (the “Common Shares”), representing approximately 14.0% of the issued and outstanding Common Shares as of June 13, 2024 (as calculated based on the information most recently provided by Bitfarms in its material change report dated June 10, 2024). As of the date hereof, Riot beneficially owns 61,331,631 Common Shares, representing approximately 14.9% of the issued and outstanding Common Shares (as calculated based on the information most recently provided by Bitfarms in its material change report dated June 10, 2024).

Riot intends to review its investment in Bitfarms on a continuing basis and depending upon various factors, including without limitation, any discussion between Riot, Bitfarms and/or the Bitfarms Board and its advisors regarding, among other things, the requisitioned Special Meeting and/or the composition of the Bitfarms Board, Bitfarms’ financial position and strategic direction, overall market conditions, other investment opportunities available to Riot, and the availability of securities of Bitfarms at prices that would make the purchase or sale of such securities desirable, Riot may (i) increase or decrease its position in Bitfarms through, among other things, the purchase or sale of securities of Bitfarms, including through transactions involving the Common Shares and/or other equity, debt, notes, other securities, or derivative or other instruments that are based upon or relate to the value of securities of Bitfarms in the open market or otherwise, (ii) enter into transactions that increase or hedge its economic exposure to the Common Shares without affecting its beneficial ownership of the Common Shares or (iii) consider or propose one or more of the actions described in subparagraphs (a) - (k) of Item 5 of Riot’s early warning report filed on June 24, 2024 in accordance with applicable Canadian securities laws, including submitting a revised proposal to acquire Bitfarms.

Riot will file the early warning report in accordance with applicable securities laws, which will be available under the Company’s profile at www.sedarplus.ca. The address of Riot is 3855 Ambrosia Street, Suite 301, Castle Rock, CO 80109.

For further information and to obtain a copy of the Early Warning Report, please see the Company’s profile at www.sedarplus.ca or contact Phil McPherson, Vice President, Capital Markets & Investor Relations, at (303) 794-2000 ext. 110.

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About Riot Platforms, Inc.

Riot’s (NASDAQ: RIOT) vision is to be the world’s leading Bitcoin-driven infrastructure platform. Our mission is to positively impact the sectors, networks and communities that we touch. We believe that the combination of an innovative spirit and strong community partnership allows Riot to achieve best-in-class execution and create successful outcomes.

Riot, a Nevada corporation, is a Bitcoin mining and digital infrastructure company focused on a vertically integrated strategy. Riot has Bitcoin mining operations in central Texas and electrical switchgear engineering and fabrication operations in Denver, Colorado.

For more information, visit www.riotplatforms.com.

Cautionary Note Regarding Forward Looking Statements

Statements contained herein that are not historical facts constitute “forward-looking statements” and “forward-looking information” (together, “forward-looking statements”) within the meaning of applicable U.S. and Canadian securities laws that reflect management’s current expectations, assumptions, and estimates of future events, performance and economic conditions. Such forward-looking statements rely on the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934 and the safe harbor provisions of applicable Canadian securities laws. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words and phrases such as “anticipate,” “believe,” “combined company,” “create,” “drive,” “expect,” “forecast,” “future,” “growth,” “intend,” “hope,” “opportunity,” “plan,” “potential,” “proposal,” “synergies,” “unlock,” “upside,” “will,” “would,” and similar words and phrases are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements concerning: uncertainties as to whether Bitfarms will enter into discussions with Riot regarding the proposed combination of Riot and Bitfarms; the outcome of any such discussions, including the terms and conditions of any such potential combination; the future performance, liquidity and financial position of the combined company, and its ability to achieve expected synergies; uncertainties as to timing of the Special Meeting or the outcome. Such forward-looking statements are not guarantees of future performance or actual results, and readers should not place undue reliance on any forward-looking statement as actual results may differ materially and adversely from forward-looking statements. Detailed information regarding the factors identified by the management of Riot, which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this press release, may be found in Riot’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 23, 2024, and the other filings Riot has made or will make with the SEC after such date, copies of which may be obtained from the SEC’s website at www.sec.gov. All forward-looking statements contained herein are made only as of the date hereof, and Riot disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by applicable law.

Information in Support of Public Broadcast Exemption under Canadian Law

The information contained in this press release does not and is not meant to constitute a solicitation of a proxy within the meaning of applicable corporate and securities laws. Shareholders of the Company are not being asked at this time to execute a proxy in favour of Riot’s director nominees or in respect of any other matter to be acted upon at the Special Meeting. In connection with the Special Meeting, Riot intends to file a dissident information circular in due course in compliance with applicable corporate and securities laws. Notwithstanding the foregoing, Riot has voluntarily provided in, or incorporated by reference into, this press release the disclosure required under section 9.2(4) of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and has filed a document (the “Document”) containing disclosure prescribed by applicable corporate law and disclosure required under section 9.2(6) of NI 51-102 in respect of Riot’s director nominees, in accordance with corporate and securities laws applicable to public broadcast solicitations. The Document is hereby incorporated by reference into this press release and is available under the Company’s profile on SEDAR+ at www.sedarplus.ca. The registered office of the Company is 110 Yonge Street, Suite 1601, Toronto, ON M5C 1T4 Canada.

Neither Riot nor any director or officer of Riot is requesting that Company shareholders submit a proxy at this time. Once formal solicitation of proxies in connection with the Special Meeting has commenced, proxies may be revoked by a registered holder of Company shares: (a) by completing and signing a valid proxy bearing a later date and returning it in accordance with the instructions contained in the accompanying form of proxy; (b) by depositing an instrument in writing that is signed by the shareholder or an attorney who is authorized by a document that is signed in writing or by electronic signature; (c) by transmitting by telephonic or electronic means a revocation that is signed by electronic signature in accordance with applicable law, as the case may be: (i) at the registered office of the Company at any time up to and including the last business day preceding the day the Special Meeting or any adjournment or postponement of the Special Meeting is to be held, or (ii) with the chair of the Special Meeting on the day of the Special Meeting or any adjournment or postponement of the Special Meeting; or (d) in any other manner permitted by law. In addition, proxies may be revoked by a non-registered holder of Company shares at any time by written notice to the intermediary in accordance with the instructions given to the non-registered holder by its intermediary.

This press release and any solicitation made by Riot in advance of the Special Meeting is, or will be, as applicable, made by Riot, and not by or on behalf of the management of the Company. Proxies may be solicited by proxy circular, mail, telephone, email or other electronic means, as well as by newspaper or other media advertising and in person by managers, directors, officers and employees of Riot who will not be specifically remunerated therefor. In addition, Riot may solicit proxies by way of public broadcast, including press release, speech or publication and any other manner permitted under applicable Canadian laws, and may engage the services of one or more agents and authorize other persons to assist it in soliciting proxies on their behalf.

Riot has entered into agreements with Okapi Partners LLC (“Okapi”) and Shorecrest Group Ltd. (“Shorecrest”) in connection with solicitation and advisory services in respect of the requisitioned meeting, for which Okapi will receive a fee not to exceed US$1,200,000 and Shorecrest will receive a fee not to exceed US$110,000, in each case together with reimbursement for reasonable and out-of-pocket expenses, and under which each of Okapi and Shorecrest will be indemnified against certain liabilities and expenses, including certain liabilities under securities laws.

The costs incurred in the preparation and mailing of any circular or proxy solicitation by Riot will be borne directly and indirectly by Riot. In the event any of the Nominees are elected or appointed to the Bitfarms Board, Riot intends to seek reimbursement from Bitfarms of all expenses it incurs in connection with the solicitation of proxies for the election of the Nominees at the Special Meeting.

None of Riot, any director or officer of Riot nor any associate or affiliate of the foregoing (i) has any material interest, direct or indirect, by way of beneficial ownership of securities of the Company or otherwise, in any matter to be acted upon at the Special Meeting, other than the election of directors, or (ii) has or has had any material interest, direct or indirect, in any transaction since the beginning of the Company’s last completed financial year or, other than the proposal submitted by Riot to Bitfarms on April 22, 2024 and referred to in Riot’s press release dated May 28, 2024 (which proposal has since been withdrawn by Riot), in any proposed transaction that has materially affected or will materially affect the Company or any of the Company’s affiliates.

No Offer to Purchase or Sell Securities

This press release is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer, or an intention to offer, to subscribe for or buy or an invitation to purchase or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Such an offer to purchase securities would only be made pursuant to a registration statement, prospectus, tender offer, takeover bid circular, management information circular or other regulatory filing filed by Riot with the SEC and available at www.sec.gov or filed with applicable Canadian securities regulatory authorities on SEDAR+ and available at www.sedarplus.ca.

Contacts

Investor Contacts:
Phil McPherson
303-794-2000 ext. 110
IR@Riot.Inc

Okapi Partners

Bruce Goldfarb / Chuck Garske, (877) 285-5990

info@okapipartners.com

Shorecrest Group

1-888-637-5789 (North American Toll-Free)

contact@shorecrestgroup.com

Media Contact:

Longacre Square Partners

Joe Germani / Dan Zacchei

jgermani@longacresquare.com / dzacchei@longacresquare.com